UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 15, 2003

Commission File Number 1-9947

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	06-0853807
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

5 Waterside Crossing Windsor, Connecticut	06095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (860) 298-9692

Item 7.  Financial Statements and Exhibits.

(c)                          Exhibits

99.1                   News Release titled “TRC Reports Fourth Quarter and Fiscal 2003 Results”, dated October 15, 2003.

Item 9.  Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to Item 12 of Form 8-K in accordance with SEC Release Nos. 33.8216 and 34-37583.

On October 15, 2003, TRC Companies, Inc. issued a news release announcing its financial results for the fourth fiscal quarter and year ended June 30, 2003.  A copy of that news release is attached hereto as Exhibit 99.1.  This information shall be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 22, 2003		TRC Companies, Inc.

		By:	/s/	John W. Hohener
John W. Hohener
Senior Vice President and Chief Financial Officer

TRC Companies, Inc.

5 Waterside Crossing  •  Windsor, Connecticut 06095

Telephone 860-298-9692  •   Fax 860-298-6291